UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2018

HV BANCORP, INC.

(Exact name of Registrant as Specified in Its Charter)

Pennsylvania	001-37981	46-4351868
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3501 Masons Mill Road, Suite 401 Huntingdon Valley, PA		19006
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (267) 280-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ✓

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2018, the stockholders of HV Bancorp, Inc. (the “Company”) approved the Company’s 2018 Equity Incentive Plan (the “Plan”), which provides for the grant of stock-based awards to officers, employees and directors of the Company and Huntingdon Valley Bank. A description of the material terms of the Plan is contained in the Company’s definitive proxy statement for the Special Meeting of Stockholders filed with the Securities and Exchange Commission on May 9, 2018 (the “Special Meeting Proxy Statement”). A copy of the Plan is being filed as Exhibit 10.1.

On June 13, 2018, the Compensation Committee of the Company made restricted stock and stock option awards pursuant to the Plan to the executive officers of the Company and Huntingdon Valley Bank, which consists of: Travis J. Thompson, President and Chief Executive Officer, Joseph C. O’Neill, Jr., Executive Vice President and Chief Financial Officer, Charles S. Hutt, Executive Vice President and Chief Credit Officer and J. Chris Jacobsen, Executive Vice President and Chief Operating Officer. The terms and number of awards made to the executive officers were the same as disclosed in the Special Meeting Proxy Statement.

Each restricted stock and stock option award granted under the Plan is evidenced by an award agreement between each award recipient and the Company.  Attached hereto as Exhibits 10.2 through 10.4, respectively, are the forms of Restricted Stock Award Agreement, Incentive Stock Option Award Agreement and Non-Qualified Stock Option Award Agreement.

Item 5.07Submission of Matters to a Vote of Security Holders.

On June 13, 2018, the Company held its Special Meeting of Stockholders (the “Special Meeting”).  At the Special Meeting, stockholders considered the approval of the Company’s 2018 Equity Incentive Plan. The Plan was approved by a majority of the Company’s shares present at the Special Meeting.  A breakdown of the votes cast is set forth below.

For	Against	Abstain	Broker Non-Votes
1,029,175	199,984	12,808	—

Item 9.01 Financial Statements and Exhibits

(a)	No financial statements of businesses acquired are required.
(b)	No pro forma financial information is required.
(c)	Not Applicable.
(d)	Exhibits.
10.1

HV Bancorp, Inc. 2018 Equity Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Special Meeting of Stockholders filed with the Securities and Exchange Commission on May 9, 2018 (file no. 001-37981))

	10.2	Form of Restricted Stock Award Agreement
	10.3	Form of Incentive Stock Option Award Agreement
	10.4	Form of Non-Qualified Stock Option Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HV Bancorp, Inc.

Date: June 18, 2018	By:	/s/ Travis J. Thompson
Travis J. Thompson
President and Chief Executive Officer (Duly Authorized Officer)